Exhibit 10.9.3

SECOND AMENDMENT TO THE CALL OPTION AGREEMENT FOR MINERAL RIGHT AND OTHER COVENANTS	SEGUNDA ADITIVO AO CONTRATO DE OPÇÃO DE COMPRA DE DIREITO MINERAL E DEMAIS CLAUSULAS
By this private instrument, and in accordance with the Law, the Parties designated and described below, namely, on one hand,	Por meio deste instrumento particular, e em conformidade com a Lei, as Partes designadas e descritas abaixo, a saber, de um lado,

JJBF LTDA., limited liability company with head office in the City of Pogos de Caldas, State of Minas Gerais, at Estrada Jose Kentenich, s/n/, Zona Rural, ZIP Code 37719-000, enrolled with CNPJ under No. 20.684.296/0001-14, e-mail: , herein represented in compliance with its Articles of Association by its Director, Bruno Fagundes Flora, Brazilian citizen, single, control and automation engineer, holder of identity card (RG) no. , enrolled with CPF under no. , resident and domiciled at , e-mail: , hereinafter referred to as "Grantor";

and, on the other hand,

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the Capital of the State of Minas Gerais, at Rua Turim, No. 59, 3rd floor, Santa Lucia, ZIP Code 30360-552, enrolled with CNPJ under no. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its managing directors, Mrs. Carla Cristina de Carvalho, Brazilian citizen, accountant, CPF number , e-mail: , and Svetlana Igorevna Nefedova, Italian_citizen, CPF number , e-mail:    , both of them with business address in the Capital of the State of Minas Gerais, at Rua Turim, no. 59, 3rd floor, Santa Lucia, ZIP Code 30360-552, hereinafter referred to as "Grantee", and together with the Grantor, the "Parties", indistinctly;

and as Consenting Intervening Parties,

JJBF LTDA., sociedade limitada com sede na cidade de Pogos de Caldas, Minas Gerais, na Estrada Jose Kentenich, s/n/, Zona Rural, CEP 37719-000, inscrita no CNPJ sob o n° 20.684.296/0001-14, e-mail: , aqui representada em conformidade com seu Estatuto Social por seu Diretor, Bruno Fagundes Flora, cidadão brasileiro, solteiro, engenheiro de controle e automação, portador da Carteira de Identidade (RG) n° , inscrito no CPF sob o n° , residente e domiciliado na , e-mail: , doravante denominado "Outorgante" ou "Cedente";

e, por outro lado,

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., sociedade limitada com sede na Capital do Estado de Minas Gerais, na Rua Turim, n° 59, 3° andar, Santa Lucia, CEP 30360-552, inscrita no CNPJ sob o n° 43.093.229/0001-20, e-mail: , aqui representada em conformidade com seu Estatuto Social por suss administradoras, Sra. Carla Cristina de Carvalho, brasileira, contadora, inscrita no CPF sob o n° , e-mail: ,e-mail: e Svetlana Igorevna Nefedova, italiana, inscrita no CPF sob o n° , e-mail: , ambas com endereço comercial na Capital do Estado de Minas Gerais, na Rua Turim, n° 59, 3° andar, Santa Lucia, CEP 30360-552, doravante denominada "Outorgados", "Cessionaria", e juntamente com o Outorgante, as "Partes", indistintamente;

e como Partes Intervenientes Anuentes,

BRUNO FAGUNDES FLORA, described above, hereinafter referred to as "Bruno";

GUSTAVO FAGUNDES FLORA, Brazilian citizen, married under full separation of property regime, doctor, holder of Identity Card (RG) no. , enrolled with CPF under no. , resident and domiciled at , e-mail: , hereinafter referred to as "Gustavo"; and

RARE EARTHS AMERICAS, INC., a company duly organized under the laws of Texas, with principal executive offices at 250 Fillmore Street, Suite 150, Denver, CO 80206, e-mail: , herein represented in compliance with its Bylaws, hereinafter referred to as "REA US" and, together with Bruno and Gustavo, the "Consenting Intervening Parties";

Whereas, on 09.22.2023, the Parties entered into the Call Option Agreement for Mineral Rights and Other Covenants (the "Original Agreement"), the purpose of which is for the Grantor to exclusively grant to the Grantee a call option for the entire mineral right represented by the development concessions subject to the Administrative Proceeding registered with the ANM under no. 813.944/1971, for bauxite and clay minerals, in the city of Pogos de Caldas, State of Minas Gerais, in an area of 298.89ha, owned by the Grantor (the "Mineral Right" and the "Call Option", respectively);

Whereas, on 12.27.2024, the Parties entered into the First Amendment to the Original Agreement, through which they renegotiated the payment method of the Exercise Price originally provided for in the Original Agreement, in addition to extending its term, with the establishment of the concepts of Additional Premium, among other Modifications (hereinafter, the "First Amendment" and the Original Agreement, as amended, the "Amended Agreement");

BRUNO FAGUNDES FLORA, descrito acima, doravante denominado "Bruno";

GUSTAVO FAGUNDES FLORA, cidadão brasileiro, casado sob regime de separação total de bens, medico, portador da Carteira de Identidade (RG) n° , inscrito no CPF sob n° , residente e domiciliado na , e-mail: , doravante denominado "Gustavo"; e

RARE EARTHS AMERICAS, INC., uma empresas devidamente constituída sob as leis do Texas, com sede principal em 250 Fillmore Street, Suite 150, Denver, CO 80206, e-mail: , aqui representada em conformidade com seus Estatutos, doravante denominada "REA US" e, juntamente com Bruno e Gustavo, as "Partes Intervenientes Anuentes";

Considerando que, em 22/09/2023, as Partes celebraram o Contrato de Opção de Compra de Direitos Minerários e Outras Obrigações (o "Contrato Original"), cujo objetivo é que o Outorgante outorgue ao Outorgado, com exclusividade, uma opção de compra para a totalidade dos direitos minerários representados pelas concessões de desenvolvimento sujeitas ao Processo Administrativo instaurado na ANM sob o n° 813.944/1971, para bauxita e argila, na cidade de Poços de Caldas, Estado de Minas Gerais, em área de 298,89 ha, de propriedade do Outorgante (os "Direitos Minerários" e a "Opção de Compra", respectivamente);

Considerando que, em 27/12/2024, as Partes celebraram o Primeira Aditivo ao Contrato Original, por meio da qual renegociaram a forma de pagamento do Prego de Exercício originalmente previsto no Contrato Original, além de prorrogar seu prazo, com o estabelecimento dos conceitos de Prêmio Adicional, entre outras modificações (doravante, "Primeira Aditivo" e o Contrato Original, conforme alterado, o "Contrato Alterado");

Considerando que a REA US foi constituída em fevereiro de 2025 sob as leis das Ilhas Cayman

Whereas REA US was incorporated in February 2025 under the laws of the Cayman Islands as "Rare Earths Americas Ltd" and effective on October 15, 2025, it completed a redomestication through the filing of a certificate of conversion, becoming a Texas corporation, changing its name to "Rare Earths Americas, Inc.";

Whereas, in July 2025, in two transactions, each contingent upon the completion of the other, REA US acquired Alpha Minerals Brazil Participagaes Ltda., the Grantee, and Foothills Rare Earths Limited, an Australian incorporated public unlisted corporation (both transactions referred to herein as the "Acquisition");

Whereas, following the Acquisition, the Parties intend to amend the Amended Agreement, and specifically item 2.1, to specify that the Liquidity Event (as defined therein) and issuance of shares as part of the installment payments in connection with the Liquidity Event will relate to the initial public offering of REA US, as well as to make other clarifying modifications, adopting the new parameters established below in this private instrument;

They resolve, by mutual agreement, to enter into this Second Amendment to the Amended Agreement (hereinafter, the "Second Amendment"), amending certain conditions and provisions of the Amended Agreement, as set forth below;

Further resolve, that in connection with the Second Amendment, in the event that the Grantee exercises the Call Option, as provided for in item 3.1. of the Amended Agreement, the draft of the private instrument of the Assignment Agreement for Mineral Right and Other Covenants, which is included in the Amended Agreement as Annex 3.2. and is intended to formalize the transfer of the como "Rare Earths Americas Ltd" e, com efeito a partir de 15 de outubro de 2025, concluiu uma redomiciliação mediante o arquivamento de um certificado de conversão, tornando-se uma corporação do Texas, alterando sua denominação social para "Rare Earths Americas, Inc.";

Considerando que, em julho de 2025, em duas transações, cada uma condicionada a conclusão da outra, a REA US adquiriu a Alpha Minerals Brazil Participações Ltda., a Outorgada, e a Foothills Rare Earths Limited, uma sociedade anônima australiana de capital aberto não listada em bolsa (ambas as transações referidas neste documento como a "Aquisição");

Considerando que, após a Aquisição, as Partes pretendem alterar o Contrato Alterado, especificamente o item 2.1, para especificar que o Evento de Liquidez (conforme definido no referido Contrato) e a emissão de ações como parte dos pagamentos parcelados relacionados ao Evento de Liquidez estarão vinculados a oferta pública inicial da REA US, bem como para realizar outras modificações esclarecedoras, adotando os novos parâmetros estabelecidos abaixo neste instrumento privado;

Elas resolvem, por mutuo acordo, celebrar este Segundo Aditivo ao Contrato Alterado (doravante, a "Segundo Aditivo"), alterando certas condições e disposições do Contrato Alterado, conforme estabelecido abaixo;

Resolvem ainda que, em relação ao Segundo Aditivo, caso a Cessionária exerça a Opção de Compra, conforme previsto no item 3.1 do Contrato Alterado, a minuta do instrumento privado do Contrato de Cessão de Direitos Minerários e Outras Obrigações, que esta incluída no Contrato Alterado como Anexo 3.2, será utilizada e tem como objetivo formalizar a transferência do Direito Mineral ao Cessionário, nos termos estritos estabelecidos no item 3.2 do Contrato Alterado, devendo ser adaptado para refletir, "mutatis mutandis", os

Mineral Right to the Grantee, under the strict terms set forth in item 3.2 of the Amended Agreement, shall be adapted to reflect, "mutatis mutandis", the terms and conditions established in the new wording of item 2.1 and its respective subitems of the Amended Agreement, as amended by this Second Amendment; and further resolve, that pursuant to the Second Amendment, item 2.1 of the Amended Agreement shall, effective as of the date hereof, be in effect with the following new wording:

"2.1. Exercise Price. The total, clear and legal price to be paid by the Grantee to the Grantor, in consideration for the acquisition of the Mineral Right, in the event of exercise of the Call Option governed by this Agreement, as amended, shall be equivalent to an aggregate of fifteen million US dollars (US$ 15,000,000.00) (the "Exercise Price"), to be paid as follows:

a. (a.1.) the amount in BRL (Reais) equivalent to one million US dollars (US$ 1,000,000.00), calculated based on the US$ (US dollar) currency conversion rate for purchase, published by the Central Bank of Brazil on the business day immediately prior to the date of the respective payment, will be paid in Brazilian currency, by TED or PIX to the bank account held by the Grantor indicated in Annex 1.2. to the Agreement, as amended, within a maximum period of fifteen (15) days after sending the Exercise Notice, in accordance with the procedure set forth in 3.1. below and (a.2.) the amount equivalent to four million US dollars (US$ 4,000,000.00) shall be paid upon the issuance to the Grantor or its designated beneficiary of as many REA US Shares, as defined in 2.1.1. below, as are necessary to obtain such amount, always rounded up to a whole number higher, if applicable, valued at the closing price of the REA US Shares on the termos e condições estabelecidos na nova redação do item 2.1 e seus respectivos subitens do Contrato Alterado, conforme alterados por este Segundo Aditivo; e resolve-se ainda que, nos termos do Segundo Aditivo, o item 2.1 do Contrato Alterado entrara em vigor, a partir desta data, com a seguinte nova redação:

"2.1. Preto de Exercício. O preço total, claro e legal a ser pago pelo Outorgado ao Outorgante, em contrapartida pela aquisição do Direito Mineral, em caso de exercício da Opção de Compra regida por este Contrato, conforme alterado, será equivalente a um total de quinze milhões de dólares americanos (US$ 15.000.000,00) (o "Preto de Exercício"), a ser pago da seguinte forma:

a. (a.1.) o valor em BRL (Reais) equivalente a um milhão de dólares americanos (US$ 1.000.000,00), calculado com base na taxa de cambio do dólar americano para compra, publicada pelo Banco Central do Brasil no dia útil imediatamente anterior a data do respectivo pagamento, será pago em moeda brasileira, por TED ou PIX, na conta bancaria do Outorgante indicada no Anexo 1.2 do Contrato, conforme alterado, em um prazo máximo de 15 dias após envio da notificação de exercício, de acordo com os procedimentos estabelecidos em 3.1 abaixo e (a.2.) o valor equivalente a quatro milhões de dólares americanos (US$ 4.000.000,00) será pago mediante a emissão ao Outorgante ou ao seu beneficiário designado de tantas Ações da REA US, conforme definido em 2.1.1. abaixo, quantas forem necessárias para obter tal valor, sempre arredondado para o número inteiro superior, se aplicável, avaliado pelo preço de fechamento das Ações da REA US na data do Evento de Liquidez, conforme definido em 2.1.1.

date of the Liquidity Event, as defined in 2.1.1. below, and such issuance shall occur within a maximum period of fifteen (15) business days after the sending of the Exercise Notice, in compliance with the procedure set forth in 3.1. below (the payments referred to in (a.1.) and (a.2.) shall be referred to collectively as the "First Installment of the Exercise Price");

b. the amount equivalent to five million US dollars (US$ 5,000,000.00) will be paid upon the issuance to the Grantor or its designated beneficiaries of as many REA US Shares as necessary to obtain this amount, always rounded up to a higher whole number, if applicable, assessed by the average of the closing prices traded on the Exchange, as defined below, measured in the ten (10) consecutive trading days prior to the issuance date, and this payment must occur within a maximum period of twelve (12) months after the expiration of the First Installment of the Exercise Price (the "Second Installment of the Exercise Price"); and

c. the amount equivalent to five million US dollars (US$ 5,000,000.00) will be paid upon issuance to the Grantor or its designated beneficiaries of as many REA US Shares as necessary to obtain this amount, always rounded up to a higher whole number, if applicable, assessed by the average of the closing prices traded on the Exchange, as defined below, measured in the ten (10) consecutive trading days prior to the transfer date, and this payment must occur within a maximum period of twelve (12) months after the expiration of the Second Installment of the Exercise Price (the "Third Installment of the Exercise Price").

abaixo, e tal emissão deverá ocorrer dentro de um período máximo de quinze (15) dias Liteis após o envio da Notificação de Exercício, em conformidade com o procedimento estabelecido em 3.1. abaixo (os pagamentos referidos em (a.1.) e (a.2.) serão denominados coletivamente como a "Primeira Parcela do Preço de Exercício");

b. o valor equivalente a cinco milhões de dólares americanos (US$ 5.000.000,00) serão pagos mediante a emissão ao Outorgante ou aos seus beneficiários designados de tantas Ações da REA US quantas forem necessárias para obter esse valor, sempre arredondado para o número inteiro superior, se aplicável, avaliado pela média dos preços de fechamento negociados na Bolsa, conforme definido abaixo, medidos nos dez (10) dias Liteis consecutivos anteriores a data de emissão, e esse pagamento devera ocorrer dentro de um período máximo° de doze (12) meses após o vencimento da Primeira Parcela do Preço de Exercício (a "Segunda Parcela do Preço de Exercício"); e

c. o valor equivalente a cinco milhões de dólares americanos (US$ 5.000.000,00) será pago mediante a emissão ao Outorgante ou aos seus beneficiários designados de tantas Ações da REA US quantas forem necessárias para obter esse valor, sempre arredondado para o numero inteiro superior, se aplicável, avaliado pela média dos preços de fechamento negociados na Bolsa, conforme definido abaixo, medidos nos dez (10) dias Citeis consecutivos anteriores ate a data de transferência, e este pagamento deve ocorrer dentro de um período máximo° de doze (12) meses após o vencimento da Segunda Parcela do Preço de Exercício (a "Terceira Parcela do Preço de Exercício").

2.1.1. REA US Shares. For the purposes of payment of the Exercise Price provided for in 2.1 .(a.2.), 2.1 .(b.) and 2.1 .(c.) above and other provisions of the Agreement, as amended, "REA US Shares" means shares of common stock of Rare Earths Americas, Inc., a Texas corporation and the parent entity of Grantee ("REA US"), that are publicly traded on a recognized United States stock exchange (e.g., New York Stock Exchange (NYSE) American, NYSE, or NASDAQ) (the "Exchange"), such trading being the result of any of the following types of liquidity events: (i.) an initial public offering resulting in the REA US Shares being publicly traded on the Exchange (an IPO); (ii.) the merger of REA US into a company whose shares are admitted to trading on the Exchange, or the merger of REA US by a public company whose shares are publicly traded on the Exchange; or (iii.) the sale or transfer of a controlling interest in REA US to a public company whose shares are publicly traded on the Exchange (each referred to herein as a "Liquidity Event").

2.1.2. Other provisions applicable to the payment of the Exercise Price upon the issuance of REA US Shares. Without prejudice to the provisions of items 2.1 and 2.1.1. above, the Parties hereby agree that:

2.1.2.1 Advancement: the Grantee may, at its sole discretion, advance, in whole or in part, the payment of the Second Installment of the Exercise Price and the Third Installment of the Exercise Price, by advancing the transfer of REA US Shares to the Grantor, provided that the evaluation criteria for REA US Shares set

2.1.1. Ações da REA US. Para fins de pagamento do Preço de Exercício previsto em 2.1.(a.2.), 2.1.(b.) e 2.1.(c.) acima e outras disposições do Contrato, conforme alterado, "Ações da REA US" significa ações ordinárias da Rare Earths Americas, Inc., uma corporação do Texas e a entidade controladora da Outorgada ("REA US"), que são negociadas publicamente em uma bolsa de valores reconhecida dos Estados Unidos (por exemplo, New York Stock Exchange (NYSE) American, NYSE ou NASDAQ) (a "Bolsa"), sendo tal negociação o resultado de qualquer um dos seguintes tipos de eventos de liquidez: (i) uma oferta pública inicial resultando na negociação publica das Ações da REA US na Bolsa (um IPO); (ii) a fusao da REA US com uma empresa cujas ações são admitidas a negociação na Bolsa, ou a fuseo da REA US com uma empresa pública cujas ações são negociadas publicamente na Bolsa; ou (iii) a venda ou transferência de uma participação majoritária na REA US para uma empresa pública cujas ações sejam negociadas publicamente na Bolsa (cada uma referida neste documento como um "Evento de Liquidez").

2.1.2. Outras disposições aplicáveis ao pagamento do Preço de Exercício na emissão de Ações da REA US. Sem prejuízo das disposições dos itens 2.1 e 2.1.1 acima, as Partes concordam que:

2.1.2.1 Adiantamento: o Outorgado podera, a seu exclusivo critério, adiantar, total ou parcialmente, o pagamento da Segunda Parcela do Preço de Exercício e da Terceira Parcela do Preço de Exercício, mediante o adiantamento da transferência de Ações da REA US para o Outorgante, desde que os critérios de avaliação para as Ações da REA US estabelecidos nos itens 2.1.(b) e 2.1.(c) sejam rigorosamente observados.

2.1.2.2. Cooperação: na medida do possível, a pedido do Outorgante, o out in items 2.1.(b.) and 2.1.(c.) are strictly observed.

2.1.2.2. Cooperation: to the extent possible, at the request of the Grantor, the Grantee will recommend to Grantor service providers, or other intermediaries to facilitate the effective receipt of the REA US Shares, as set forth in 2.1.(a.2.), 2.1.(b.) and 2.1.(c.) above.

2.1.2.3. Restricted Securities: Grantor acknowledges and agrees that the REA US Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and will be offered and sold in reliance upon one or more exemptions from registration thereunder. Grantor further acknowledges that the REA US Shares will constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and, as such, may not be offered, sold, pledged, assigned, or otherwise transferred except pursuant to an effective registration statement under the Securities Act or an available exemption from the registration requirements of the Securities Act and applicable state securities laws.

2.1.2.4. Structure: in connection with the issuance of the REA US Shares, the Parties shall enter into a securities purchase agreement in a form mutually acceptable by both parties and in compliance with the Securities Act and any state securities laws, which agreement shall take into account, among other things, any tax costs related to the purchase of the REA US Shares, and Brazilian law considerations regarding investments abroad.

Outorgado recomendará ao Outorgante prestadores de serviços ou outros intermediários para facilitar o recebimento efetivo das Ações da REA US, conforme estabelecido em 2.1.(a.2.), 2.1.(b.) e 2.1.(c.) acima.

2.1.2.3. Valores Mobiliários Restritos: 0 Outorgante reconhece e concorda que as Ações da REA US não serão registradas sob a Lei de Valores Mobiliários de 1933, conforme alterada (a "Lei de Valores Mobiliários"), ou quaisquer leis de valores mobiliários estaduais, e serão oferecidas e vendidas com base em uma ou mais isenções de registro sob a mesma. 0 outorgante reconhece ainda que as Ações da REA US constituirão "valores mobiliários restritos" nos termos da Regra 144 da Lei de Valores Mobiliários e, como tal, não poderão ser oferecidas, vendidas, dadas em garantia, cedidas ou de outra forma transferidas, exceto mediante uma declaração de registro valida nos termos da Lei de Valores Mobiliários ou uma isenção disponível dos requisitos de registro da Lei de Valores Mobiliários e das leis de valores mobiliários estaduais aplicáveis.

2.1.2.4. Estrutura: em relação a emissão das Ações da REA US, as Partes celebrarão um contrato de compra e venda de valores mobiliários em um formato mutuamente aceitável por ambas as partes e em conformidade com a Lei de Valores Mobiliários e quaisquer leis de valores mobiliários estaduais, o qual devera levar em consideração, entre outras coisas, quaisquer custos tributários relacionados a compra das Ações da REA US e considerações da legislação brasileira relativas a investimentos no exterior.

2.1.2.5. Restrições. 0 Outorgante compreende que os certificados ou registros escriturais que representam as Ações da REA US conterão, ou refletirão, Uma anotação restritiva substancialmente na seguinte forma (e quaisquer restrições

2.1.2.5. Legends. The Grantor understands that certificates or book-entry notations representing the REA US Shares will bear, or reflect, a restrictive legend or notation substantially in the following form (and any additional legends required by applicable state securities laws or provided for in this Agreement, as amended):

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE `SECURITIES ACT'), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS, IN EACH CASE AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY"

2.1.2.6. Stop-Transfer Instructions. The Grantor acknowledges and agrees that REA US will issue stop-transfer instructions to its transfer agent and registrar with respect to the REA US Shares consistent with the foregoing legend and the transfer restrictions set forth herein. REA US shall remove or cause the removal of such legend(s) and any related stop-transfer instructions in connection with any sale or transfer of REA US Shares pursuant to an effective registration statement or Rule 144 or another available exemption, in each case, upon receipt of customary adicionais exigidas pelas leis de valores mobiliários estaduais aplicáveis ou previstas neste Contrato, conforme alterado):

"OS TÍTULOS AQUI REPRESENTADOS NÃO FORAM REGISTRADOS DE ACORDO COM A LEI DE VALORES MOBILIÁRIOS DE 1933, CONFORME ALTERADA (A `LEI DE VALORES MOBILIÁRIOS'), OU QUAISQUER LEIS DE VALORES MOBILIÁRIOS ESTADUAIS E NÃO PODEM SER OFERECIDOS, VENDIDOS, TRANSFERIDOS, DADOS EM GARANTIA OU DE OUTRA FORMA ALTERADOS, EXCETO DE ACORDO COM (A) UMA DECLARAÇÃO DE REGISTRO VALIDA DE ACORDO COM A LEI DE VALORES MOBILIÁRIOS E AS LEIS DE VALORES MOBILIÁRIOS ESTADUAIS APLICÁVEIS OU (B) UMA ISENÇÃO DE REGISTRO DE ACORDO COM A LEI DE VALORES MOBILIÁRIOS E TAIS LEIS, EM CADA CASO, CONFORME COMPROVADO POR UM PARECER JURÍDICO RAZOAVELMENTE SATISFATÓRIO PARA A EMPRESA."

2.1.2.6. Instruções de Suspensão de Transferência. 0 Outorgante reconhece e concorda que a REA US emitirá instruções de suspensão de transferência ao seu agente de transferência e registro com relação as Ações da REA US, em conformidade com a anotação anterior e as restrições de transferência aqui estabelecidas. A REA US removerás ou fará com que seja removida tal restrição e quaisquer instruções de suspensão de transferência relacionadas a qualquer venda ou transferência de Ações da REA US de acordo com uma declaração de registro válida ou a Regra 144 ou outra isenção disponível, em cada caso, mediante o recebimento de documentação usual razoavelmente satisfatória para a REA US e seu agente de transferência, incluindo, se documentation reasonably satisfactory o REA US and its transfer agent, including, if applicable, customary representations and, where required, an opinion of counsel.

2.1.2.7. No Registration Rights. The Grantor acknowledges and agrees that, except as expressly set forth in this Agreement, as amended, it has no registration rights, demand rights, piggyback rights, shelf takedown rights, underwritten offering rights, or other rights to cause or require the Grantee to register the offer or sale of the REA US Shares under the Securities Act or to include the REA US Shares in any registration statement filed by REA US.

2.1.2.8. Investment Intent. The Grantor represents that it will acquire the REA US Shares for its own account for investment purposes only and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or applicable state securities laws.

2.1.2.9. Alternative payment: if fifteen (15) days prior to the end of the Term or the Additional Term, as defined in 5.1. of the Agreement, as amended, a Liquidity Event has not occurred, the Grantee may still, at its sole discretion, exercise the Call Option, as provided for in 3.1., upon payment in cash of the First Installment of the Exercise Price in the amount and within the time period provided for in 2.1.(a.2.). Payment for the Second and Third Installments of the Exercise Price shall be made in cash in the amounts and within the time periods provided for in 2.1.(b.) and 2.1.(c.) above (collectively and together with the First Installment, the "Alternative Payments"). The Alternative Payments shall be made in BRL (Reais), calculated based on the US$ (United States dollar) exchange rate for purchase, published by the Central aplicável, declarações usuais e, quando necessário, um parecer jurídico.

2.1.2.7. Sem Direitos de Registro. O Outorgante reconhece e concorda que, exceto conforme expressamente estabelecido neste Contrato, conforme alterado, não possui direitos de registro, direitos de demanda, direitos de piggyback, direitos de retirada de oferta pública, direitos de oferta subscrita ou outros direitos para fazer com que o Outorgado registre a oferta ou venda das Ações da REA US sob a Lei de Valores Mobiliários ou para incluir as Ações da REA US em qualquer declaração de registro arquivada pela REA US.

2.1.2.8. Intenção de Investimento. O Outorgante declara que adquirirá as Ações da REA US para sua própria conta apenas para fins de investimento e não com o objetivo de, ou para oferta ou venda em conexão com, qualquer distribuição das mesmas em violação da Lei de Valores Mobiliários ou das leis de valores mobiliários estaduais aplicáveis.

2.1.2.9. Pagamento alternativo: se quinze (15) dias antes do final do Prazo ou do Prazo Adicional, conforme definido em 5.1. caso nab tenha ocorrido um Evento de Liquidez, nos termos do Contrato, conforme alterado, Outorgado poderá, a seu exclusivo critério, exercer a Opção de Compra, conforme previsto em 3.1, mediante o pagamento em dinheiro da Primeira Parcela do Preço de Exercício, no valor e dentro do prazo previstos em 2.1(a.2). O pagamento da Segunda e da Terceira Parcelas do Preço de Exercício será efetuado em dinheiro, nos valores e dentro dos prazos previstos em 2.1(b) e 2.1(c) acima (coletivamente e em conjunto com a Primeira Parcela, os "Pagamentos Alternativos"). Os Pagamentos Alternativos serão efetuados em BRL (Reais), calculados com base na taxa de cambio do US$ (dólar americano) para compra, publicada pelo

Bank of Brazil on the business day immediately prior to the date of the respective payment, via TED or PIX to the bank account held by the Grantor indicated in Annex 1.2. to the Agreement, as amended. If a Liquidity Event occurs after the Grantee has exercised the Call Option pursuant to this 2.1.2.9. and made the first or the second Alternative Payment, the payment of any remaining Installments of the Exercise Price, must be paid in REA US Shares in accordance with the terms provided for in 2.1.(b.) and/or 2.1.(c.), above, and payment in BRL (Reais) cash is prohibited, unless the Grantor expressly agrees to this alternative payment method.

2.1.3. Adjustment and interest. No monetary adjustment or interest shall be applied to the Exercise Price timely paid during the term of this Agreement, as amended.

2.1.4. Release and Default. For all legal purposes and effects, the presentation of bank receipt confirming the said wire transfer in item 21(a.1) to the bank account held by the Grantor, as detailed in Annex 1.2., or, as applicable, the effective issuance of REA US Shares to the Grantor in compliance with the U.S. securities laws, will imply the granting by the Grantor to the Grantee, of the broadest, general, irrevocable, and irreversible release regarding the receipt of the Exercise Price, to no further demand or dispute on this basis, at anytime, in or out of court. In the event of late payment of any of the installments of the Purchase Price, the balance due will be determined on the respective maturity date and, from said date onward, this balance will be subject to (i) a late payment penalty of two

Banco Central do Brasil no dia útil imediatamente anterior a data do respectivo pagamento, via TED ou PIX para a conta bancaria do Outorgante indicada no Anexo 1.2 do Contrato, conforme alterado. Se ocorrer um Evento de Liquidez após o Outorgado ter exercido a Opção de Compra de acordo com este 2.1.2.9 e ter feito o primeiro ou segundo Pagamento Alternativo, o pagamento de quaisquer Parcelas restantes do Preço de Exercício devera ser pago em Ações REA US de acordo com os termos previstos em 2.1.(b.) e/ou 2.1.(c.), acima, e o pagamento em dinheiro BRL (Reais) é proibido, a menos que o Outorgante concorde expressamente com este método de pagamento alternativo.

2.1.3. Ajuste e juros. Nenhum ajuste monetário ou juros serão aplicados ao Preço de Exercício pago pontualmente durante a vigência deste Contrato, conforme alterado.

2.1.4. Liberação e inadimplência. Para todos os fins e efeitos legais, a apresentação do comprovante bancário confirmando a referida transferência eletrônica mencionada no item 21(a.1) para a conta bancaria mantida pelo Outorgante, conforme detalhado no Anexo 1.2, ou, conforme aplicável, a emissão efetiva de Ações da REA US ao Outorgante em conformidade com as leis de valores mobiliários dos EUA, implicará a concessão, pelo Outorgante ao Outorgado, da mais ampla, geral, irrevogável e irreversível liberação em relação ao recebimento do Preço de Exercício, sem direito a qualquer outra demanda ou contestação com base nesse fundamento, em qualquer momento, judicial ou extrajudicialmente. Em caso de atraso no pagamento de qualquer parcela do Preço de Compra, o saldo devedor será determinado na respectiva data de vencimento e, a partir dessa data, estará sujeito a (i) multa por atraso de dois por percent (2%) of the outstanding balance; and (ii.) interest of half a percent (0.5%) per month from the due date set forth in 2.1. above, without prejudice to the possibility of adopting applicable legal measures by the Grantor.

CLAUSE II.
RATIFICATION AND MISCELLANEOUS.

2.1. Definitions. All defined terms used in this Second Amendment shall have the meaning assigned to them in the Amended Agreement, unless otherwise specifically established in this Second Amendment.

2.2. Binding, Ratification and Entire Agreement. This Second Amendment shall become an integral part of the Amended Agreement for all legal purposes and effects. All clauses, terms, and conditions set forth in the Amended Agreement that have not been expressly amended by this Second Amendment remain in force and are hereby ratified by the Parties. This Second Amendment, together with the Amended Agreement, creates the entire agreement among the Parties regarding the matters creating the Call Option, superseding all previously executed documents and understandings previously reached among the Parties.

2.3. Irrevocability. This Second Amendment is signed on an irrevocable and irreversible basis, not allowing for withdrawal under any circumstances, and is binding on the Parties and their heirs and successors in any capacity.

2.4. Amendments. Amendments to this Second Amendment will only be valid when executed in writing and signed by the legal representatives of all Parties.

cento (2%) do saldo devedor; e (ii) juros de meio por cento (0,5%) ao mês a partir da data de vencimento estipulada no item 2.1 acima, sem prejuízo da possibilidade de adoção de medidas legais cabíveis pelo Outorgante.

CLAUSULA II.
RATIFICAÇÃO E DISPOSIÇÕES GERAIS.

2.1. Definições. Todos os termos definidos utilizados neste Segundo Aditivo terão o significado que lhes é atribuído no Contrato Alterado, salvo disposição expressa em contrario neste Segundo Aditivo.

2.2. Vinculação, Ratificarão e Integralidade do Contrato. Este Segundo Aditivo passa a fazer parte integrante do Contrato Alterado para todos os fins e efeitos legais. Todas as clausulas, termos e condições estabelecidos no Contrato Alterado que não tenham sido expressamente alterados por este Segundo Aditivo permanecem em vigor e são ratificados pelas Partes. Este Segundo Aditivo, juntamente com o Contrato Alterado, constitui o acordo integral entre as Partes com relação as questões que regem a Opção de Compra, substituindo todos os documentos e entendimentos previamente celebrados entre as Partes.

2.3. Irrevogabilidade. Este Segundo Aditivo é assinado de forma irrevogável e irreversível, e vincula as Partes e seus herdeiros e sucessores em qualquer capacidade.

2.4. Alterações. As alterações a este Segundo Aditivo serão validas somente quando executadas por escrito e assinadas pelos representantes legais de todas as Partes.

2.5. Cessão. Os direitos e obrigações decorrentes deste Segundo Aditivo não podem ser cedidos ou transferidos, no todo ou em parte, por qualquer das Partes a terceiros, exceto aos Cessionários Autorizados, conforme definido no item 1.4. do Contrato

2.5. Assignment. The rights and obligations arising from this Second Amendment may not be assigned or transferred, in whole or in part, by either Party to third parties other than Authorized Assignees, as defined in item 1.4. of the Amended Agreement, except with the prior or express consent of the other Party.

2.6. Honesty and good faith. The Parties mutually and expressly declare that this Second Amendment was entered into in compliance with the principles of honesty and good faith, through a free, conscious, and firm expression of the will of the Parties, and in a perfectly equitable relationship.

2.7. Notices. All notifications, notices related to this Second Amendment must be in writing and will be deemed received on the delivery date, if delivered in person, on the date of actual receipt, if sent by post, or on the date of dispatch, if sent by email. These notices, notifications, and communications will be sent to the addresses indicated in the preamble, or to any other address that may be communicated in writing by a Grantor or the Company to the others, by written communication.

2.8. Specific Performance. All commitments and obligations assumed in this Memorandum by the Parties and the Consenting Intervening Parties are subject to specific performance, according to the articles 497, 501 and 815 et seq. of the Civil Procedure Code, with this Memorandum serving as an instrument enforceable out of court, according to the article 784, III, of the Civil Procedure Code.

2.9. Jurisdiction. The Parties hereby elect the Judicial district of Pogos de Caldas, State of Minas Gerais to resolve any doubts, disputes, or controversies arising from this Second

Alterado, exceto com o consentimento prévio ou expresso da outra Parte.

2.6. Honestidade e boa-fé. As Partes declaram, mutua e expressamente, que este Segundo Aditivo foi celebrado em conformidade com os princípios da honestidade e da boa-fé, mediante uma expressão livre, consciente e firme da vontade das Partes, e em uma relação perfeitamente equitativa.

2.7. Notificações. Todas as notificações relacionadas a este Segundo Aditivo devem ser feitas por escrito e serão consideradas recebidas na data de entrega, se entregues pessoalmente, na data do efetivo recebimento, se enviadas por correio, ou na data de envio, se enviadas por e-mail. Essas notificações e comunicações serão enviadas para os endereços indicados no preambulo, ou para qualquer outro endereço que possa ser comunicado por escrito por um Outorgante ou pela Empresa as outras partes, por meio de comunicação escrita.

2.8. Execução Especifica. Todos os compromissos e obrigações assumidos neste Memorando pelas Partes e pelas Partes Intervenientes Anuentes estão sujeitos a execução especifica, de acordo com os artigos 497, 501 e 815 e seguintes do Código de Processo Civil, servindo este Memorando como instrumento executável extrajudicialmente, de acordo com o artigo 784, III, do Código de Processo Civil.

2.9. Jurisdição. As Partes elegem, por meio deste instrumento, o Foro da Comarca de Poços de Caldas, Minas Gerais, para dirimir quaisquer duvidas, controvérsias ou impugnações decorrentes deste Segundo Aditivo, com exclusão de qualquer outro, por mais privilegiado que seja ou venha a ser.

2.10. Assinaturas. As Partes concordam que este Segundo Aditivo será assinado

Amendment, to the exclusion of any other, however privileged it may be or may become.

2.10. Signatures. The Parties agree that this Second Amendment will be executed electronically by the Parties, but not through electronic certificates issued by the Brazilian Public Key Infrastructure - ICP-Brasil, as provided in article 10, §2 of Provisional Measure No. 2,2202, and article 784, §4, of the Civil Procedure Code, stating that any form of electronic record will be sufficient for its truthfulness, authenticity, integrity, validity, and effectiveness, as well as for the respective binding of the Parties to its terms. The Parties also agree that the electronic signature of this Second Amendment does not prevent or impair its enforceability, and shall be considered, for all legal purposes, an instrument enforceable out of court. The Parties further acknowledge that (i.) even if either Party electronically signs this Second Amendment in a different location, the place of execution of this Second Amendment is, for all purposes, the City of Pogos de Caldas, State of Minas Gerais as indicated below; and (ii.) the execution date of this Second Amendment will be considered, for all intents and purposes, the date indicated below, notwithstanding the date on which the last electronic signature is executed.

In witness whereof, the Parties electronically execute this Second Amendment to the Call Option Agreement for Mineral Right and Other Covenants, through the DocuSign platform DocuSign.com eletronicamente pelas Partes, mas não por meio de certificados eletrônicos emitidos pela Infraestrutura de Chaves Públicas Brasileira - ICP-Brasil, conforme previsto no artigo 10, §2 da Medida Provisória n° 2.2202 e no artigo 784, §4, do Código de Processo Civil, que estabelece que qualquer forma de registro eletrônico será suficiente para sua veracidade, autenticidade, integridade, validade e eficácia, bem como para a respectiva vinculação das Partes aos seus termos. As Partes concordam ainda que a assinatura eletrônica deste Segundo Aditivo não impede nem prejudica sua exequibilidade e será considerada, para todos os efeitos legais, um instrumento executável extrajudicialmente. As Partes reconhecem ainda que (i) mesmo que qualquer uma das Partes assine eletronicamente este Segundo Aditivo em local diferente, o local de assinatura deste Segundo Aditivo será, para todos os efeitos, a Cidade de Poços de Caldas, Estado de Minas Gerais, conforme indicado abaixo; e (ii) a data de assinatura deste Segundo Aditivo será considerada, para todos os efeitos, a data indicada abaixo, independentemente da data em que a última assinatura eletrônica for realizada.

Em testemunho do que, as Partes assinam eletronicamente este Segundo Aditivo ao Contrato de Opção de Compra de Direitos Minerários e Outras Clausulas Obrigatórias, por meio da plataforma DocuSing, www.docusign.com Poços de Caldas, 20 de novembro de 2025.

Pogos de Caldas, 20 de novembro de 2025. Parties: /s/ Bruno Fagundes Flora	Poços de Caldas, 20 de novembro de 2025. Partes: /s/ Bruno Fagundes Flora

JJBF LTDA.

/s/ Carla Cristina de Carvalho
/s/ Svetlana Igorevna Nefedova

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.

Consenting Intervening Parties:

/s/ Bruno Fagundes Flora

BRUNO FAGUNDES FLORA

/s/ Gustavo Fagundes Flora

GUSTAVO FAGUNDES FLORA

/s/ Donald Swartz

RARE EARTHS AMERICAS INC.

JJBF LTDA.

/s/ Carla Cristina de Carvalho
/s/ Svetlana Igorevna Nefedova

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.

Intervenientes Anuentes:

/s/ Bruno Fagundes Flora

BRUNO FAGUNDES FLORA

/s/ Gustavo Fagundes Flora

GUSTAVO FAGUNDES FLORA

/s/ Donald Swartz

RARE EARTHS AMERICAS INC.